UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2025
Wag! Group Co.
(Exact name of registrant as specified in its charter)

Delaware	001-40764	88-3590180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2261 Market St., Suite 85056 San Francisco, California	94114
(Address of principal executive offices)	(Zip Code)
(707) 324-4219
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PET	The Nasdaq Global Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	PETWW	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On March 25, 2025, Wag! Group Co. (the “Company”) received a written notice from the staff (the “Staff”) of the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) notifying the Company that 180 calendar days had elapsed from when the Company was notified that the closing bid price for the Company’s common stock listed on the Nasdaq Global Market (the “Global Market”) was below $1.00 and no longer met the minimum bid price requirement for continued listing on the Global Market under Nasdaq Listing Rule 5450(a)(1), which requires a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”). The Staff also notified the Company that 180 calendar days had elapsed from when the Company was notified that the Company’s Market Value of Listed Securities (“MVLS”) was below the $50,000,000 required for continued listing on the Global Market (the “MVLS Requirement”) under Nasdaq Listing Rule 5450(b)(2)(A). The notification letter disclosed that the Company has not regained compliance with the Bid Price Rule and the MVLS and the Company’s securities are now subject to delisting.
The notification letter stated that unless the Company requests an appeal of the determination, the Company’s securities will be scheduled for delisting at the opening of business on April 3, 2025, and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on Nasdaq. The Company may appeal the Staff’s determination to a Hearings Panel (the “Panel”). The appeal will stay the suspension of the Company’s securities and the filing of the Form 25-NSE pending the Panel’s decision. A request for a hearing must be received by the Hearings Department no later than 4:00 p.m. Eastern Time on April 1, 2025.
The Company intends to appeal the Staff’s determination and thereby stay the suspension of the Company’s securities. As part of the appeal process, the Company will be asked to provide a plan to regain compliance to the Panel. There can be no assurance that the Company will be successful in its appeal or be granted further time to regain or maintain compliance with the applicable continued listing standards set forth in the Nasdaq Listing Rules.
As previously disclosed on January 21, 2025, the Company received notice from the Staff that the Company did not meet the requirements for continued listing on the Global Market under Nasdaq Listing Rule 5450(b)(2)(C).
Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. These statements include those related to the Company’s intention to appeal the Staff’s determination and thereby stay the suspension of the Company’s securities, and all other statements that are not historical facts. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: the Company may not be successful in its appeal of the Staff’s determination or be granted further time to regain or maintain compliance with the applicable continued listing standards set forth in the Nasdaq Listing Rules; the Company’s ongoing review of strategic alternatives may not result in any transaction or other strategic alternative or otherwise maximize value for the Company’s shareholders; market adoption of the Company’s pet service, product, and wellness offerings and solutions; failure to realize the financial benefits of acquisitions; the ability of the Company to protect its intellectual property; changes in the competitive industries in which the Company operates; changes in laws and regulations affecting the Company’s business; the Company’s ability to implement its business plans, forecasts and other expectations, and identify and realize additional partnerships and opportunities; and the risk of downturns in the market and the technology industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s filings with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAG! GROUP CO.

By:	/s/ ALEC DAVIDIAN
Alec Davidian
Chief Financial Officer
(Principal Financial and Accounting Officer)
Date: March 28, 2025
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